Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ardent Health, Inc. (the “Company”) on Form 10-Q
for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange
Commission on the date hereof (the “Report”), I, David Caspers, President and Chief Executive
Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 5, 2026

		By:	/s/ David Caspers
			Name:	David Caspers
			Title:	President and Chief Executive Officer
(Principal Executive Officer)